COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
            Columbia Marsico Growth Fund, Variable Series
          Columbia Marsico Focused Equities Fund, Variable Series
            Columbia Mid Cap Growth Fund, Variable Series
          Columbia Marsico 21st Century Fund, Variable Series
     Columbia Marsico International Opportunities Fund, Variable Series
              Columbia High Yield Fund, Variable Series

            (Each a "Fund" and together the "Funds.")


               Supplement dated November 14, 2007
             to the Prospectuses dated May 1, 2007


1. For each Fund, paragraph five of the section of the prospectus entitled "Buying, selling and transferring shares; Short-term trading activity and market timing" is replaced in its entirety with the following:


     For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a transfer into a Fund followed by a transfer out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an insurance company, adviser, selling agent or trust department, generally will not be considered to be under common ownership or control. Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit does not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.